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                         TRANSAMERICA IDEX MUTUAL FUNDS

               TA IDEX Multi-Manager Alternative Strategies Fund


Supplement dated April 26, 2007 to the Statement of Additional Information dated December 27, 2006


The following supplements, amends and replaces the information on page 27 of the Statement of Additional Information under the section entitled "Distributor":

Effective May 1, 2007, Transamerica Capital, Inc. ("TCI"), located at 4600 South Syracuse Street, Suite 1100, Denver, CO 80237, will replace AFSG Securities Corporation ("AFSG") as the principal underwriter and distributor of the shares of the fund. TCI is an affiliate of Transamerica Fund Advisors, Inc., Transamerica Investment Management, LLC and AFSG.

All references therein to AFSG are hereby revised to be TCI.

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Investors Should Retain This Supplement for Future Use